TRUST FOR GOVERNMENT CASH RESERVES

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 1998

     At a meeting to be held on March 22, 1999, shareholders of the Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999, except Proposal 3, which will occur on or after April 23, 1999. Shareholders will be notified if any of these changes are not approved.

Please keep this supplement for your records.

Shareholders will be asked to consider proposals:

     1)   To elect seven Trustees.

     2)   To ratify the selection of the Trust's independent auditors.

     3) To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Trust for Government Cash Reserves (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

                                                                January 21, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 89833H108
G02543-02 (1/99)